                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C.
                                      20549

                        ----------------------------------

                                    FORM 8-K

                        Date of Report: October 15, 1998

                            BINKS SAMES CORPORATION
                            -----------------------
               (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                  (State or other jurisdiction of incorporation)


         1-1416                                   36-0808480
------------------------              ------------------------------------
(Commission File Number)              (I.R.S. Employer Identification No.)


           9201 West Belmont Avenue, Franklin Park, Illinois 60131
           -------------------------------------------------------
                 (Address of principal executive offices)

                             (847) 671-3000
                             --------------
            (Registrant's telephone number, including area code)

ITEM 2.  DISPOSITION OF ASSETS


On August 31, 1998 the Company announced it had signed a definitive agreement with Illinois Tool Works Inc. (ITW) to sell certain of Binks Sames Corporation's domestic assets, foreign subsidiaries, and standard products lines. On September 30, 1998 the Company announced the completion of the sale transaction. The sale price was approximately $80 million in cash plus the assumption of certain liabilities, currently estimated to be approximately $26 million. The sale price is subject to adjustment after delivery of a closing balance sheet as of September 30, 1998.

Under the terms of the sale, ITW purchased all assets related to the manufacture and distribution of Binks Sames standard products in the U.S., including a leased manufacturing facility in Longmont, Colorado; the Poly-Craft Systems division in Cottage Grove, Oregon; the Research and Development facility in Boulder, Colorado and Binks Sames domestic branches and warehouses. All Binks Sames employees related to the businesses being acquired became employees of ITW upon closing the transaction. International operations included in the sale are Binks Sames businesses in the U.K., Belgium, Germany, Australia and a portion of the Canadian operations. As part of the agreement, ITW assumed all trade liabilities of the acquired portion of the business.

Subject to the final sale price adjustment, management anticipates a net gain on the sale of approximately $7 million and a net gain in currency translation adjustment of $2 million. On September 30, 1998 the Company used approximately $66.5 million of the sale proceeds to reduce debt, and intends to use the remaining proceeds to pay a settlement of patent infringement litigation and related licensing arrangements, further reduce debt and provide working capital to support the Company's operations and growth in the North American automotive and general industry markets.

Not included in the sale to ITW, and representing the continuing operations of the Company, are: the Sames business based in Grenoble, France; Sames Electrostatic Inc., headquartered in Livonia, Michigan; the North American powder systems group; subsidiaries in Japan and Sweden; and the spray booth business in North America. Sames is noted for its global leadership position in electrostatic finishing equipment for the automotive finishing market and for the general industrial finishing market.

The foregoing description of this transaction is qualified in its entirety by reference to the Agreement of Purchase and Sale of Assets and Stock dated as of August 31, 1998, as amended September 30, 1998, filed with the Securities and Exchange Commission previously and incorporated by reference herein.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS


(b)          Consolidated Condensed Financial Information

             Consolidated Condensed Statement of Operations for the nine months ended August 31, 1998
             Consolidated Condensed Statement of Operations for the fiscal year ended November 30, 1997
             Consolidated Condensed Balance Sheet as of August 31, 1998

             Notes to Consolidated Condensed Financial Information

(c)          Exhibits

      99.1 Agreement of Purchase and Sale of Assets and Stock between Binks Sames Corporation and Illinois Tool Works Inc., dated August 31, 1998 (filed as Exhibit No. 99.3 to the Company's Current Report on Form 8-K dated September 2, 1998).

      99.2 Amendment to Agreement of Purchase and Sale of Assets and Stock dated as of September 30, 1998 by and between the Company and Illinois Tool Works Inc. (filed as Exhibit 99.2 to the Company's Current Report on Form 8-K dated September 30, 1998).

                             BINKS SAMES CORPORATION
                  CONSOLIDATED CONDENSED FINANCIAL INFORMATION


The following unaudited consolidated condensed balance sheet presents the financial position of Binks Sames Corporation as of August 31, 1998 assuming the sale transaction with Illinois Tool Works Inc. had occurred on that date. In addition, the unaudited consolidated condensed statements of operations present the results of operations of Binks Sames Corporation for the fiscal year ended November 30, 1997 and the nine months ended August 31, 1998 after giving effect to the sale transaction.

The following financial information should be read in conjunction with the consolidated financial statements and related notes contained in the Company's latest annual report on Form 10-K/A and quarterly report on Form 10-Q.

                                 BINKS SAMES CORPORATION
                CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                      Amounts in thousands, except per share data

                                                                  For the nine months ended August 31, 1998
                                                                   -------------------------------------------
                                                                                    Reclassify
                                                                                   discontinued     Historical
                                                                   Historical      operations (1)  as restated
                                                                   -----------    ---------------  -----------
Net sales                                                          $   160,313     $  (72,819)      $  87,494
Cost of goods sold                                                     112,931        (48,989)         63,942
                                                                   ------------    ------------     ----------

      Gross profit                                                      47,382        (23,830)         23,552

Selling, general and administrative expenses           (2)              49,904        (28,892)         21,012
Nonrecurring costs                                     (3)              12,309         (2,555)          9,754
                                                                   ------------    ------------     ----------

      Operating income (loss)                                          (14,831)         7,617          (7,214)
                                                                   ------------    ------------     ----------

Other expense (income):
      Interest expense                                                   5,480         (4,997)            483
      Other expense (income), net                                       (1,379)         2,312             933
                                                                   ------------    ------------     ----------

                                                                         4,101         (2,685)          1,416
                                                                   ------------    ------------     ----------
Income (loss) from continuing operations
      before income taxes                                              (18,932)        10,302          (8,630)

Income tax expense (benefit)                                            (5,113)         1,180          (3,933)
                                                                   ------------    ------------     ----------
Income (loss) from continuing operations                           $   (13,819)    $    9,122       $  (4,697)
                                                                   -----------    ---------------  -----------
                                                                   -----------    ---------------  -----------

Income (loss) per share from
      continuing operations - basic and diluted                    $     (4.66)    $     3.08      $    (1.58)
                                                                   -----------    ---------------  -----------
                                                                   -----------    ---------------  -----------

Average number of common shares outstanding                              2,964          2,964           2,964
                                                                   -----------    ---------------  -----------
                                                                   -----------    ---------------  -----------

                                 BINKS SAMES CORPORATION
                CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                      Amounts in thousands, except per share data

                                                                   For the fiscal year ended November 30, 1997
                                                                   -------------------------------------------
                                                                                    Reclassify
                                                                                   discontinued     Historical
                                                                   Historical      operations (1)  as restated
                                                                   -----------    ---------------  -----------
Net sales                                                          $  236,998    $     (135,861)   $  101,137
Cost of goods sold                                                    178,420          (110,403)       68,017
                                                                   -----------    ---------------  -----------

      Gross profit                                                     58,578           (25,458)       33,120

Selling, general and administrative expenses       (2)                 78,588           (49,102)       29,486
Restructuring costs                                (3)                  9,612            (9,292)          320
                                                                   -----------    ---------------  -----------

      Operating income (loss)                                         (29,622)           32,936         3,314
                                                                   -----------    ---------------  -----------
Other expense (income):
      Interest expense                                                  5,080            (4,297)          783
      Other expense (income), net                                      (2,149)            1,001        (1,148)
                                                                   -----------    ---------------  -----------
                                                                        2,931            (3,296)         (365)
                                                                   -----------    ---------------  -----------
Income (loss) from continuing operations
      before income taxes                                             (32,553)           36,232         3,679

Income tax expense (benefit)                                            7,527            (5,782)        1,745
                                                                   -----------    ---------------  -----------

Income (loss) from continuing operations                           $  (40,080)    $      42,014    $    1,934
                                                                   -----------    ---------------  -----------
                                                                   -----------    ---------------  -----------
Income (loss) per share from
      continuing operations:
      Basic                                                        $   (13.07)    $       13.70   $       .63
                                                                   -----------    ---------------  -----------
                                                                   -----------    ---------------  -----------
      Diluted                                                      $   (12.92)    $       13.54   $       .62
                                                                   -----------    ---------------  -----------
                                                                   -----------    ---------------  -----------
Average number of shares
      Common shares outstanding                                         3,066             3,066         3,066
      Equivalent shares on outstanding stock
        options                                                            36                36            36
                                                                   -----------    ---------------  -----------
      Shares applicable to diluted earnings                             3,102             3,102         3,102
                                                                   -----------    ---------------  -----------
                                                                   -----------    ---------------  -----------

                             BINKS SAMES CORPORATION
                       HISTORICAL AND PRO FORMA UNAUDITED
                      CONSOLIDATED CONDENSED BALANCE SHEET
                 Dollar amounts in thousands, except share data

                                                                                       As of August 31, 1998
                                                               --------------------------------------------------------------------

                                                                            Reclassify
                                                                           discontinued    Historical    Pro Forma
                                                             Historical   operations (4)  as restated  adjustments (5)   Pro Forma
                                                             -----------  --------------  -----------  ---------------   ----------
ASSETS
  Cash and cash equivalents                                  $    2,012   $    (1,144)    $      868   $      6,729      $   7,597
  Receivables, net                                               60,458       (16,886)        43,572         (7,064)        36,508
  Inventories                                                    74,092       (50,746)        23,346              -         23,346
  Other current assets                                            8,330        (2,504)         5,826              -          5,826
  Net assets of discontinued operations                               -        63,268         63,268        (63,268)             -
                                                             -----------  --------------  -----------  ---------------   ----------
          TOTAL CURRENT ASSETS                                  144,892        (8,012)       136,880        (63,603)        73,277
Other noncurrent assets                                           5,966          (962)         5,004              -          5,004
Property, plant and equipment, at cost                           39,847       (24,342)        15,505              -         15,505
  Less accumulated depreciation                                  23,571       (14,129)         9,442              -          9,442
                                                             -----------  --------------  -----------  ---------------   ----------
          Net property, plant and equipment                      16,276       (10,213)         6,063              -          6,063
                                                             -----------  --------------  -----------  ---------------   ----------
          TOTAL ASSETS                                       $  167,134   $   (19,187)    $  147,947   $    (63,603)     $  84,344
                                                             -----------  --------------  -----------  ---------------   ----------
                                                             -----------  --------------  -----------  ---------------   ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
  Notes payable, bank overdrafts
    and current maturities of long-term debt                 $    9,840   $    (4,975)    $    4,865   $                 $   4,865
  Accounts payable                                               36,189        (8,003)        28,186         (4,172)        24,014
  Other current liabilities                                      28,095        (8,045)        20,050                        20,050
  Debt to be repaid with proceeds from sale
    of business                                                       -        66,469         66,469        (66,469)             -
                                                             -----------  --------------  -----------  ---------------   ----------
          TOTAL CURRENT LIABILITIES                              74,124        45,446        119,570        (70,641)        48,929
Deferred compensation                                             7,146           (64)         7,082                         7,082
Deferred income taxes                                               276          (276)             -                             -
Long-term debt, less current maturities                          67,876       (66,522)         1,354              -          1,354
                                                             -----------  --------------  -----------  ---------------   ----------
          TOTAL LIABILITIES                                     149,422       (21,416)       128,006        (70,641)        57,365

STOCKHOLDERS' EQUITY
  Capital stock, $l.00 par value.  Authorized 12,000,000
    shares; issued 2,964,837 shares at August 31, 1998            2,965                        2,965                         2,965
  Additional paid-in capital                                     19,652                       19,652                        19,652
  Retained earnings (deficit)                                      (486)                        (486)         7,038          6,552
  Foreign currency translation adjustments                       (4,419)        2,229         (2,190)                       (2,190)
                                                             -----------  --------------  -----------  ---------------   ----------
          TOTAL STOCKHOLDERS' EQUITY                             17,712         2,229         19,941          7,038         26,979
                                                             -----------  --------------  -----------  ---------------   ----------
          TOTAL LIABILITIES AND
             STOCKHOLDERS' EQUITY                          $    167,134   $   (19,187)    $  147,947   $    (63,603)     $  84,344
                                                             -----------  --------------  -----------  ---------------   ----------
                                                             -----------  --------------  -----------  ---------------   ----------

                   BINKS SAMES CORPORATION AND SUBSIDIARIES
            NOTES TO CONSOLIDATED CONDENSED FINANCIAL INFORMATION


(1) Reflects the results of operations, for the period indicated, of the operations purchased by Illinois Tool Works Inc. (ITW) on September 30, 1998. These operations are: the manufacture and distribution of Binks Sames standard products in the U.S. and Canada, the Poly-Craft Systems division in Cottage Grove, Oregon; the Research and Development facility in Boulder, Colorado, and Binks Sames businesses in the U.K., Belgium, Germany and Australia.

(2) Included in selling, general and administrative expenses of the continuing operations is an allocated amount reflecting the continuing operations' share of overhead costs related to the historical organization's shared selling, general and administrative expenses. The amounts allocated to the continuing operations were based on the ratio of the continuing operations' sales to the historical organization's sales. They are not necessarily indicative of the expenses the continuing operations would have incurred as a separate, independent company.

(3) The nonrecurring costs of $9.8 million in the nine months fiscal 1998 are comprised of costs associated with the settlement of patent infringement litigation and related licensing arrangements. The restructuring costs of $320 thousand in fiscal 1997 are related to litigation costs incurred by the Company's operations in Japan.

(4) Reflects, as of August 31, 1998, the assets and liabilities of the operations purchased by ITW.

(5) Reflects (a) the sale of operations to ITW, (b) the application of $66.5 million of the proceeds to repay all indebtedness outstanding under the Company's U.S. credit agreements, as required by such agreements, (c) the settlement of all intercompany receivables and payables between the continuing operations and the discontinued operations, (d) the retention of the unused proceeds as cash and cash equivalents, and (e) the gain on the sale as an increase in retained earnings and stockholders' equity.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Binks Sames Corporation


/s/ Jeffrey W. Lemajeur
-----------------------
Jeffrey W. Lemajeur, Treasurer/Chief Financial Officer



Date    October 15, 1998
        ----------------